SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 24, 2001
                                                --------------------------------


                Bear Stearns Commercial Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                     333-87381                 13-3411414
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



        245 Park Avenue, New York, New York                          10167
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (212) 272-2000
                                                   --------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            The Registrant is adding Cadwalader, Wickersham & Taft ("CW&T") as counsel to its registration statement on From S-3 (registration number 333-87381) (the "Registration Statement"). As such, the Registrant hereby files Exhibits 5.2 and 23.2 described in Item 7(c) of this Form 8-K and incorporates such exhibits into the Registration Statement. The Registrant hereby undertakes to file by Form 8-K within 30 days of the closing of each series of Certificates issued by the Registrant for which CW&T acts as counsel to the Registrant an opinion of CW&T with respect to tax matters relating to such Certificates. Such CW&T opinions will be filed by Form 8-K as Exhibit 8.1 and incorporated into the Registration Statement.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits


            Exhibit No.                         Description
            -----------                         -----------

            (5.2) Opinion of Cadwalader, Wickersham & Taft with respect to the Certificates.

            (23.2)                              Consent of Cadwalader,
                                                Wickersham & Taft.*



-------------------------------

* Included in Exhibit 5.2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BEAR STEARNS COMMERCIAL MORTGAGE
                                          SECURITIES INC.



Date: April 24, 2001
                                          By:   /s/ Michael Forastiere
                                               --------------------------------
                                               Name:  Michael Forastiere
                                               Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------
(5.2)               Opinion of Cadwalader, Wickersham                 (E)
                    & Taft with respect to the Certificates.

(23.2)              Consent of Cadwalader, Wickersham                 (E)
                    & Taft.*




-------------------------------

* Included in Exhibit 5.2.